Supplement to

Calvert Variable Series, Inc.
Ameritas Income & Growth Portfolio
Ameritas Small Capitalization Portfolio
Ameritas MidCap Growth Portfolio
Ameritas Index 500 Portfolio
Ameritas Money Market Portfolio
Ameritas Focused MidCap Value Portfolio
Ameritas Small Company Equity Portfolio
Ameritas Core Strategies Portfolio
(together, the "Ameritas Portfolios")

Prospectuses dated April 30, 2006
Date of Supplement: November 20, 2006

Pursuant to shareholder approval, on November 18, 2006, Calvert Asset Management Company, Inc. ("Calvert" or "CAMCO") will assume responsibility as investment adviser and principal underwriter to the Ameritas Portfolios. All general references to Ameritas Investment Corp. ("AIC") should be replaced with reference to Calvert. Accordingly:

Replace the first sidebar on the first page of the Prospectuses with the following:

Advisor: Calvert Asset Management Company, Inc. ("Calvert")

Under the "Fees and Expenses" discussion in the Prospectuses, replace the second footnote with the following:

Calvert Asset Management Company, Inc. (Calvert) has contractually agreed to limit net annual fund operating expenses through April 30, 2007. The contractual expense cap is shown as "Net expenses", this is the maximum amount of operating expenses that may be charged for this period. For purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. Only the Board of Directors of the Fund may terminate the waiver during the contractual period. The example below reflects the expense limit but only through the contractual date. The Portfolio has an expense offset arrangement with the custodian bank whereby the custodian and transfer agent fees may be paid indirectly by credits on the Portfolio's uninvested cash balances. These credits are used to reduce the Portfolio's expenses. Under the circumstances, where Calvert has provided to the Portfolio a contractual expense limitation, and to the extent any expense offset credits are earned, Calvert may benefit from the expense offset arrangement and Calvert's obligation under the contractual limitation may be reduced by credits earned. The amount the prior investment advisor, Ameritas Investment Corp. (AIC) benefited from the credit was 0.01% for the most recent fiscal year. See "Investment Advisor and Subadvisors" in the Statement of Additional Information.

Under "The Fund and Its Management," replace the second and third paragraphs of the Prospectuses with the following:

Calvert Asset Management Company, Inc. ("Calvert"), 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, is the Portfolio's investment advisor. Calvert provides the Fund with investment supervision and management and office space; furnishes executive and other personnel to the Fund, and pays the salaries and fees of all Trustees/Directors who are affiliated persons of and employed by Calvert. It has been managing mutual funds since 1976. Calvert is the investment advisor for over 30 mutual fund portfolios, including the first and largest family of socially screened funds. As of March 31, 2006, Calvert had approximately $12 billion in assets under management.